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                                                                 Exhibit 10.34


                          THE ST. PAUL COMPANIES, INC.
                              385 Washington Street
                            St. Paul, Minnesota 55102




                                                     June 14, 2002



Mr. Jerome T. Fadden
253 Oenoke Ridge Road
New Canaan, CT  06840


Dear Jerry:

                  Reference is made to that certain letter agreement dated March 3, 2002 between The St. Paul Companies, Inc. (the "Company") and you (the "Agreement"). Section 6 of the Agreement sets forth the following sentence:

                           Upon an IPO, you will be entitled to receive a stock
                  option grant to purchase SPR common stock (the "IPO Grant") in an amount equal to 1.5% of the outstanding SPR common stock immediately following the IPO on a fully diluted basis at a price not greater than the initial offering price under the IPO and having a term of ten years.

Such sentence is hereby amended to read in its entirety as follows:

                           Upon an IPO, you will be entitled to receive a stock
                  option grant to purchase 975,000 shares of SPR common stock (the "IPO Grant") at the initial offering price under the IPO and having a term of ten years.

                  This amendment to the Agreement is intended to be a binding obligation upon the Company and yourself. If this amendment to the Agreement correctly reflects


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Mr. Jerome T. Fadden
June 14, 2002
Page 2


your understanding, please sign and return one copy to John MacColl for the Company's records.

                                          THE ST. PAUL COMPANIES, INC.



                                          By:
                                              ---------------------------------
                                              Jay S. Fishman
                                              Chief Executive Officer




The above amendment to the Agreement correctly reflects our understanding, and I hereby confirm my agreement to the same as of the date first above written.



           ------------------------
              Jerome T. Fadden